                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08953
                                  ---------------------------------------------

                       Columbia Floating Rate Fund
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end:  August 31, 2004
                        --------------------------
Date of reporting period: February 29, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA FLOATING
RATE FUND

SEMIANNUAL REPORT
FEBRUARY 29, 2004


[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TO OUR FELLOW SHAREHOLDERS

                                                     COLUMBIA FLOATING RATE FUND

TABLE OF CONTENTS

Fund Profile                                       1

Performance Information                            2

Economic Update                                    3

Portfolio Managers' Report                         4

Financial Statements                               6

  Investment Portfolio                             7

  Statement of Assets and Liabilities             20

  Statement of Operations                         21

  Statement of Changes in Net Assets              22

  Statement of Cash Flows                         23

  Statement of Assets and Liabilities             24

  Statement of Operations                         25

  Statement of Changes in Net Assets              26

  Notes to Financial Statements                   27

  Financial Highlights                            33

Important Information About This Report           38

Columbia Funds                                    39

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC     MAY LOSE VALUE
INSURED    NO BANK GUARANTEE

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization will deliver additional research, management, and product capabilities to you.

We also want to take this opportunity to advise a change in your fund's investment advisor. On April 15, Highland Capital Management, L.P. became the investment advisor to Columbia Floating Rate Fund. Our board transferred management of the fund to Highland because regulations prohibited Columbia Management from purchasing bank loans underwritten by Bank of America. The change of investment advisor will not impact the fund's investment strategy and will give your fund access to the full bank loan marketplace. For more information, please read the sidebar on page 5 of this report and the letter included in this mailing. If you have additional questions about this transfer or about your account, please contact Shareholder Services at 800-345-6611.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement will require the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We also want you to know that your fund's Board of Trustees has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

     - ELECTED AN INDEPENDENT TRUSTEE TO CHAIR THE TWELVE-PERSON BOARD. IN ADDITION, EACH COMMITTEE OF THE BOARD IS COMPRISED OF TRUSTEES WHO ARE COMPLETELY INDEPENDENT OF THE ADVISOR AND ITS AFFILIATES.

     - APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH BETTER ABLE TO MONITOR PERFORMANCE OF INDIVIDUAL FUNDS.

     - VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY A BOARD DESIGNATED COMMITTEE).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment and the performance of your Columbia fund. The "Economic Update" provides an overview of the investing environment during the past six months. In the "Portfolio Managers' Report," your fund's management team discusses investment performance and the impact of decisions made during the period. This discussion is followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/  Thomas C. Theobald                 /s/ J. Kevin Connaughton

Thomas C. Theobald                      J. Kevin Connaughton
Chairman, Board of Trustees             President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                     COLUMBIA FLOATING RATE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

QUALITY BREAKDOWN AS OF 02/29/04 (%)

Baa2                                              1.3
Baa3                                              0.4
Ba1                                               2.8
Ba2                                               8.2
Ba3                                              17.6
B1                                               18.3
B2                                               11.7
B3                                                7.5
Caa1                                              3.6
Caa2                                              2.5
Ca                                                2.2
Non-rated                                         9.6
Other                                            14.3
Total                                             100%

TOP 5 SECTORS AS OF 02/29/04 (%)

Telecommunications-wireless                       7.9
Cable                                             7.4
Food Manufacturer                                 5.6
Electric Utilities                                4.8
Healthcare Services                               4.0

TOP 10 ISSUERS AS OF 02/29/04 (%)

Nextel Finance                                    2.3
Cricket Communications                            2.2
Mission Energy Holdings                           1.8
Century Cable Holdings                            1.7
Charter Communications                            1.6
Upc Financing Partnership                         1.5
Huntsman                                          1.4
Albertson's                                       1.3
Ispat Inland                                      1.3
Washington Group International                    1.3

   Quality is calculated as a percentage of total investments. Sectors and issuers are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
   (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

   The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 02/29/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2004, THE FUND'S CLASS A SHARES RETURNED 7.56% WITHOUT SALES CHARGE.

- THE FUND'S RETURN EXCEEDED THAT OF THE CSFB LEVERAGED LOAN PLUS INDEX AND THE LIPPER LOAN PARTICIPATION FUNDS CATEGORY AVERAGE.

- THE FUND'S EMPHASIS ON RECOVERING INDUSTRIES, SUCH AS WIRELESS AND CABLE TELEVISION, AIDED ITS RETURN.

[CHART]

     CLASS A SHARES    CSFB LEVERAGED
                      LOAN PLUS INDEX
         7.56%             4.68%

                                    OBJECTIVE
    To provide a high level of current income consistent with preservation of capital

                                TOTAL NET ASSETS
                                 $677.0 million

[CHART]

MORNINGSTAR STYLE BOX

PERFORMANCE INFORMATION

                                                     COLUMBIA FLOATING RATE FUND

[CHART]

VALUE OF $10,000 INVESTMENT 12/17/98 - 02/29/04

                               CLASS A SHARES         CLASS A SHARES         CSFB LEVERAGED
                            WITHOUT SALES CHARGE     WITH SALES CHARGE      LOAN PLUS INDEX
                            $             10,000   $              9,650   $             10,000
12/17/1998 - 12/31/1998     $             10,011   $              9,661   $             10,000
01/01/1999 - 01/31/1999     $             10,084   $              9,731   $             10,026
02/01/1999 - 02/28/1999     $             10,158   $              9,802   $              9,983
03/01/1999 - 03/31/1999     $             10,249   $              9,890   $             10,044
04/01/1999 - 04/30/1999     $             10,325   $              9,964   $             10,117
05/01/1999 - 05/31/1999     $             10,387   $             10,023   $             10,247
06/01/1999 - 06/30/1999     $             10,458   $             10,092   $             10,339
07/01/1999 - 07/31/1999     $             10,521   $             10,153   $             10,407
08/01/1999 - 08/31/1999     $             10,554   $             10,185   $             10,370
09/01/1999 - 09/30/1999     $             10,615   $             10,244   $             10,345
10/01/1999 - 10/31/1999     $             10,662   $             10,289   $             10,330
11/01/1999 - 11/30/1999     $             10,707   $             10,332   $             10,397
12/01/1999 - 12/31/1999     $             10,779   $             10,402   $             10,468
01/01/2000 - 01/31/2000     $             10,856   $             10,476   $             10,570
02/01/2000 - 02/29/2000     $             10,940   $             10,557   $             10,604
03/01/2000 - 03/31/2000     $             10,975   $             10,590   $             10,521
04/01/2000 - 04/30/2000     $             11,051   $             10,665   $             10,559
05/01/2000 - 05/31/2000     $             11,132   $             10,742   $             10,647
06/01/2000 - 06/30/2000     $             11,223   $             10,831   $             10,712
07/01/2000 - 07/31/2000     $             11,310   $             10,914   $             10,789
08/01/2000 - 08/31/2000     $             11,387   $             10,988   $             10,844
09/01/2000 - 09/30/2000     $             11,457   $             11,056   $             10,879
10/01/2000 - 10/31/2000     $             11,499   $             11,096   $             10,885
11/01/2000 - 11/30/2000     $             11,527   $             11,124   $             10,908
12/01/2000 - 12/31/2000     $             11,571   $             11,166   $             10,985
01/01/2001 - 01/31/2001     $             11,672   $             11,263   $             11,051
02/01/2001 - 02/28/2001     $             11,701   $             11,291   $             11,146
03/01/2001 - 03/31/2001     $             11,655   $             11,247   $             11,159
04/01/2001 - 04/30/2001     $             11,541   $             11,137   $             11,112
05/01/2001 - 05/31/2001     $             11,654   $             11,246   $             11,245
06/01/2001 - 06/30/2001     $             11,663   $             11,255   $             11,258
07/01/2001 - 07/31/2001     $             11,795   $             11,382   $             11,286
08/01/2001 - 08/31/2001     $             11,905   $             11,488   $             11,376
09/01/2001 - 09/30/2001     $             11,784   $             11,371   $             11,159
10/01/2001 - 10/31/2001     $             11,587   $             11,181   $             10,985
11/01/2001 - 11/30/2001     $             11,693   $             11,284   $             11,158
12/01/2001 - 12/31/2001     $             11,799   $             11,386   $             11,274
01/01/2002 - 01/31/2002     $             11,956   $             11,537   $             11,336
02/01/2002 - 02/28/2002     $             11,852   $             11,437   $             11,293
03/01/2002 - 03/31/2002     $             11,996   $             11,576   $             11,424
04/01/2002 - 04/30/2002     $             12,134   $             11,709   $             11,546
05/01/2002 - 05/31/2002     $             12,178   $             11,752   $             11,538
06/01/2002 - 06/30/2002     $             12,013   $             11,593   $             11,363
07/01/2002 - 07/31/2002     $             11,694   $             11,285   $             11,191
08/01/2002 - 08/31/2002     $             11,584   $             11,178   $             11,158
09/01/2002 - 09/30/2002     $             11,468   $             11,067   $             11,183
10/01/2002 - 10/31/2002     $             11,396   $             10,997   $             11,033
11/01/2002 - 11/30/2002     $             11,546   $             11,142   $             11,223
12/01/2002 - 12/31/2002     $             11,722   $             11,311   $             11,399
01/01/2003 - 01/31/2003     $             11,833   $             11,419   $             11,553
02/01/2003 - 02/28/2003     $             11,866   $             11,451   $             11,613
03/01/2003 - 03/31/2003     $             11,991   $             11,571   $             11,651
04/01/2003 - 04/30/2003     $             12,250   $             11,821   $             11,815
05/01/2003 - 05/31/2003     $             12,547   $             12,108   $             11,974
06/01/2003 - 06/30/2003     $             12,734   $             12,289   $             12,143
07/01/2003 - 07/31/2003     $             12,802   $             12,354   $             12,225
08/01/2003 - 08/31/2003     $             12,862   $             12,412   $             12,252
09/01/2003 - 09/30/2003     $             13,045   $             12,588   $             12,375
10/01/2003 - 10/31/2003     $             13,214   $             12,752   $             12,486
11/01/2003 - 11/30/2003     $             13,413   $             12,943   $             12,577
12/01/2003 - 12/31/2003     $             13,544   $             13,070   $             12,655
01/01/2004 - 01/31/2004     $             13,805   $             13,322   $             12,787
02/01/2004 - 02/29/2004     $             13,837   $             13,356   $             12,826

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The CSFB Leveraged Loan Plus Index is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 31, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/29/04 (%)

SHARE CLASS                         A                   B                   C             Z
------------------------------------------------------------------------------------------------
INCEPTION                         11/2/99             11/2/99             11/2/99       12/17/98
------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT    WITH     WITHOUT    WITH     WITHOUT    WITH      WITHOUT
------------------------------------------------------------------------------------------------
6-MONTH (CUMULATIVE)          7.56      3.76      7.37      4.12      7.29      6.29       7.75
1 YEAR                       16.59     12.49     16.18     12.93     16.01     15.01      17.00
5-YEAR                        6.38      5.63      6.03      5.87      5.89      5.89       6.70
LIFE                          6.45      5.73      6.11      6.11      5.98      5.98       6.76

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

SHARE CLASS                         A                   B                   C             Z
------------------------------------------------------------------------------------------------
SALES CHARGE                WITHOUT    WITH     WITHOUT    WITH     WITHOUT    WITH      WITHOUT
------------------------------------------------------------------------------------------------
6-MONTH (CUMULATIVE)           6.36      2.60      6.18      2.93      6.10      5.10       6.55
1-YEAR                        15.55     11.48     15.15     11.90     14.98     13.98      15.96
5-YEAR                         6.24      5.49      5.90      5.75      5.77      5.77       6.55
LIFE                           6.22      5.47      5.88      5.88      5.75      5.75       6.52

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for class A shares, the appropriate class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year--3.25%, second year--3.00%, third year--2.00%, fourth year--1.50%, fifth year--1.00%, thereafter--0% and the class C shares EWC of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class A, B and C shares would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
12/17/98 - 02/29/04 ($)

SALES CHARGE   WITHOUT    WITH
-------------------------------
CLASS A         13,837   13,356
CLASS B         13,612   13,612
CLASS C         13,524   13,524
CLASS Z         14,049      N/A

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                     COLUMBIA FLOATING RATE FUND

The US economy moved strongly early in the six-month reporting period that began September 1, 2003 and ended February 29, 2004. However, the pace of growth slowed as the period wore on, and downbeat news from consumers and the jobs front put a damper on expectations for 2004.

A combination of factors accounted for the economy's stronger growth in the first half of this reporting period. A sizeable tax package, which was implemented in 2003, gave disposable income a boost. Income taxes fell across all tax brackets. And, many taxpayers received tax rebate checks late last summer, which helped prop up consumer spending throughout this reporting period. But early in 2004, consumer confidence slipped. Unemployment claims rose and the number of new jobs added to the labor market was substantially lower than economists had expected--given the overall growth of the economy. Even the housing market, which has been hot for years, showed signs of weakness. Home-buying activity slowed, and sales fell late in the period.

The business sector contributed to the economy's growth as industrial production rose over the past six months. Business spending--especially on technology-related items--showed strength as corporate profits rose sharply. However, orders for durable goods declined in January, interrupting five consecutive months of gains. Computer and electronic equipment orders rose, but transportation equipment orders fell sharply.

BONDS DELIVER RESPECTABLE GAINS

A growing economy continued to boost investor enthusiasm for high-yield bonds, which continued to lead the fixed-income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 10.32%. And as interest rates moved lower, other segments of the bond market delivered respectable gains. The yield on the benchmark 10-year US Treasury bond edged downward from 4.46% to 3.97% during the period. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, returned 4.92%. However, money market fund yields remained below 1%, as the Fed kept short-term interest rates at their historical lows.

US STOCKS HEADED HIGHER

The US stock market gained ground, but its rate of return slowed in the final month of the period as disappointing economic data gave investors pause. The S&P 500 Index returned 14.59% for this six-month period as all sectors of the market benefited from rising corporate profits. Defensive sectors, such as energy, materials, industrials and consumer staples were the strongest performers, as investors started to hedge their bets on the economy. Technology, which led the stock market rally in its early stage last year, pulled back during the period.

INTERNATIONAL STOCK MARKETS REPORTED STRONG RETURNS

A rebound in economic growth and a declining dollar helped international stock markets to returns that were generally stronger than in the United States. The MSCI EAFE Index, a broad measure of performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 25.22%. European stock markets responded to improving economic data and relatively low interest rates. A strong euro gave returns to American investors an additional boost. Japan's economy continued to report steady but modest growth. Yet its stock market cooled after a run-up in the six months prior to this reporting period. Many emerging stock markets did even better. Although the Chinese economy cooled somewhat in 2003, its stock market soared. The MSCI China Index returned 43.07%.

[SIDENOTE]

SUMMARY FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 29, 2004

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS. AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX, THIS SECTOR POSTED A RETURN MORE THAN FIVE PERCENTAGE POINTS HIGHER THAN THE RETURN FOR INVESTMENT-GRADE BONDS, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

[CHART]

     MERRILL LYNCH INDEX        LEHMAN INDEX
            10.32%                 14.59%

- THE US STOCK MARKET ROSE AS THE ECONOMY STRENGTHENED AND CORPORATE PROFITS INCREASED. BOTH THE RUSSELL 3000 INDEX, WHICH TRACKS APPROXIMATELY 98% OF THE US STOCK MARKET, AND THE S&P 500 Index posted double-digit returns this period.

[CHART]

     RUSSELL 3000 INDEX         S&P 500 INDEX
            15.06%                 14.59%

The Merrill Lynch US High Yield Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalizations.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

PORTFOLIO MANAGERS' REPORT

                                                     COLUMBIA FLOATING RATE FUND

For the six-month period ended February 29, 2004, Columbia Floating Rate Fund class A shares returned 7.56% without sales charge. That was greater than the return of the fund's benchmark, the CSFB Leveraged Loan Plus Index, which was up 4.68% for the same period. The fund also outperformed the average return of its peer group, the Lipper Loan Participation Funds Category, which was 6.18%.(1) The fund's emphasis on recovering industries, such as wireless and cable television, aided its strong return. A recovering economy and lower default rates also played a role in the fund's strong showing for the period.

ECONOMIC RECOVERY HELPED BANK LOAN MARKET MOVE HIGHER

Although we did not witness tremendous movement in interest rates, a strengthening economy and a rising stock market helped all credit sensitive debt markets, including the bank loan markets. Lower quality credits performed especially well, continuing a trend that has been in place since late 2002.

In particular, the fund was aided by its overweight position in the wireless and cable television industries, both of which outperformed the market. As new money came into the fund, we added to our positions in Charter Communications, Century Cable Holdings, and Nextel Finance. Our additions to Nextel made it the fund's single largest holding. Other standout performers for the fund included Cricket Communications, Mission Energy Holdings, and steel company Ispat Inland.

SIGNS OF A HEALTHY MARKETPLACE

The fund did not experience any major defaults despite our focus on the riskiest sectors of the markets. Many lower rated companies have improved their financial condition via their newfound access to the high yield bond markets.

Floating-rate obligations also benefited from the technical dynamics of the bank loan market. Even though the yield advantage of new issues (versus the London Interbank Rate, or LIBOR) has come down dramatically, net new issuance has been quite low. Meanwhile, the demand for bank loans from mutual funds and other financial institutions has been extremely strong. Lower supply and higher demand resulted in price appreciation for bank loans on the secondary market.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 02/29/04 ($)

Class A                        9.79
Class B                        9.79
Class C                        9.79
Class Z                        9.79

DISTRIBUTIONS DECLARED PER SHARE
09/01/03 - 02/29/04 ($)

Class A                        0.20
Class B                        0.18
Class C                        0.17
Class Z                        0.21

SEC YIELDS AS OF 02/29/04 (%)

Class A                        3.80
Class B                        3.60
Class C                        3.44
Class Z                        4.29

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the advisor or its affiliates had not waived certain fund expenses, the SEC yields would have been lower.

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/29/04 (%)

Charter Communications          1.6
Century Cable Holdings          1.7
Nextel Finance                  2.3
Cricket Communications          2.2
Mission Energy Holdings         1.8
Ispat Inland                    1.3

Your fund is actively managed and the composition of its portfolio changes over time. Information provided is calculated as a percentage of net assets.

A STABLE RATE ENVIRONMENT

We anticipate that short-term interest rates will remain stable over the next six months. Ordinarily, continued economic strength would translate into higher short-term interest rates, precisely the scenario for which floating rate securities provide protection. However, we do not expect the Federal Reserve to raise short-term interest rates in the absence of strong employment creation. Yet, we are optimistic that we have the potential to achieve competitive returns even in a stable rate environment.

[PHOTO OF BRIAN GOOD]

Brian Good has co-managed the Columbia Floating Rate Fund since its inception in 1998 and has been with the advisor and its predecessors since April 1998.

/s/ Brian Good

[PHOTO OF JIM FELLOWS]

Jim Fellows has co-managed the fund since its inception in December 1998 and has been with the advisor and its predecessors since April 1998.

/s/ Jim Fellows

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean that the fund managers have to replace the loan with a lower- yielding security, which could affect the valuation of the portfolio's holdings.

The fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the fund's trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

The fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holding can have a greater impact on the fund's net asset value than could a default in a more diversified portfolio.

Unlike floating rate loans, some fixed-income investments may be covered by FDIC insurance or other guarantees relating to timely payment of principal and interest. Some may also provide tax benefits.

[SIDENOTE]

IMPORTANT INFORMATION

Effective 11:59 p.m. on April 15, 2004, Highland Capital Management, L.P. ("Highland") replaced Columbia Management Advisors, Inc. ("Columbia") as investment advisor to Columbia Floating Rate Fund. Highland did so pursuant to an interim investment advisory agreement (the "Interim Agreement"), which has been approved by the Board of Trustees of the fund, pending shareholder approval of a longer-term agreement with Highland.

Also effective 11:59 p.m. on April 15, 2004, pursuant to the Interim Agreement, Mark Okada and Joe Dougherty assumed primary responsibility for the day-to-day management of Columbia Floating Rate Fund. Mr. Okada and Mr. Dougherty are supported by a team of industry-focused investment professionals in analyzing and executing investment ideas. Mr. Okada has been affiliated with Highland since it was founded in 1993 and Mr. Dougherty has been affiliated with Highland since 1998.

In connection with the change of investment advisor for Columbia Floating Rate Fund from Columbia to Highland, PFPC Distributors, Inc. replaced Columbia Funds Distributor, Inc. as distributor and principal underwriter to the fund, effective April 16, 2004.

FINANCIAL STATEMENTS

FEBRUARY 29, 2004                                    COLUMBIA FLOATING RATE FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments). The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

STATEMENT OF CASH FLOWS

The statement of cash flows reports net cash provided or used by operating, investing and financing activities and the net effect of those flows on cash and cash equivalents during the period.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses certain key fund ratios (e.g., fund expenses and net investment income as a percentage of average net assets).

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risk and contingencies.

INVESTMENT PORTFOLIO
FEBRUARY 29, 2004 (UNAUDITED)   COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY

VARIABLE RATE SENIOR LOAN INTERESTS (a) - 85.6%

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.6%

   Communications & Power Industries Holding Corp.   Term Loan 07/23/10                                     500,000         508,751
                                                     ------------------------------------------------------------------------------
                   Decrane Aircraft Holdings, Inc.   Floating Rate Loan 06/30/08                          5,000,000       5,062,500
                                                     ------------------------------------------------------------------------------
                                       Titan Corp.   Term Loan B 06/30/09                                 1,970,000       1,974,809
                                                     ------------------------------------------------------------------------------
                  Vought Aircraft Industries, Inc.   Term Loan B 06/30/07                                 1,290,459       1,294,707
                                                     Term Loan C 06/30/08                                 2,138,265       2,145,377
                                                     Term Loan X 12/31/06                                   847,637         855,048
                                                     ------------------------------------------------------------------------------
                                                                                            AEROSPACE/DEFENSE TOTAL      11,841,192

AUTO PARTS - 3.0%

                               142466 Ontario Ltd.   Term Loan B 08/10/07                                 6,755,477       6,810,535
                                                     ------------------------------------------------------------------------------
                               Federal-Mogul Corp.   Term Loan B 02/24/05                                 5,000,000       4,535,381
                                                     Term Loan C 02/06/05                                   485,000         488,028
                                                     ------------------------------------------------------------------------------
                              Key Plastics LLC (b)   Jr. Sec. Sub Notes 04/30/07                             48,970          48,970
                                                     Sr. Sec. Sub Notes 04/30/07                            101,433         101,433
                                                     ------------------------------------------------------------------------------
                Keystone Automotive Industries Co.   Term Loan 10/30/09                                   1,000,000       1,015,001
                                                     ------------------------------------------------------------------------------
                 Meridian Automotive Systems, Inc.   Term Loan B 03/31/07                                 3,494,054       3,442,347
                                                     ------------------------------------------------------------------------------
                           Shiloh Industries, Inc.   Term Loan B 01/14/09                                 3,500,000       3,549,839
                                                     ------------------------------------------------------------------------------
                 TRW Automotive Acquisitions Corp.   Term Loan D1 02/28/11                                2,504,348       2,551,249
                                                     ------------------------------------------------------------------------------
                                                                                                   AUTO PARTS TOTAL      22,542,783

BROADCASTING - 1.7%

                        Comcorp Broadcasting, Inc.   Term Loan A2 03/31/04                                  930,188         925,537
                                                     ------------------------------------------------------------------------------
                        Emmis Communications Corp.   Term Loan A 02/28/09                                 1,968,439       1,977,270
                                                     ------------------------------------------------------------------------------
                             Gray Television, Inc.   Incremental   Term Loan 12/31/10                     2,085,000       2,108,764
                                                     ------------------------------------------------------------------------------
                                    PanAmSat Corp.   Tranche B1 09/30/10                                  2,692,308       2,736,040
                                                     ------------------------------------------------------------------------------
                Spanish Broadcasting Systems, Inc.   Term Loan 10/30/09                                   4,375,000       4,432,392
                                                     ------------------------------------------------------------------------------
                   White Knight Broadcasting, Inc.   Term Loan A2 03/31/04                                1,026,745       1,021,612
                                                     ------------------------------------------------------------------------------
                                                                                                 BROADCASTING TOTAL      13,201,615

BUILDING PRODUCTS - 0.7%

                             Georgia-Pacific Corp.   Term Loan 11/03/05                                   3,000,000       3,006,565
                                                     ------------------------------------------------------------------------------
                         Tapco International Corp.   Term Loan B 06/23/07                                 1,518,017       1,525,673
                                                     Term Loan C 06/23/08                                 1,041,999       1,047,255
                                                     ------------------------------------------------------------------------------
                                                                                            BUILDING PRODUCTS TOTAL       5,579,493

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
BUSINESS SERVICES - 1.6%

                             NATG Holdings LLC (b)   Credit Linked Certificate of Deposit 01/23/05        1,039,746       1,039,224
                                                     Term Loan A 01/23/09                                 1,011,450         809,235
                                                     Term Loan B1 01/23/10                                  684,740         547,843
                                                     Term Loan B2 01/23/10                                  175,360         175,373
                                                     ------------------------------------------------------------------------------
                         Pacer International, Inc.   Term Loan 06/10/10                                     827,451         836,554
                                                     ------------------------------------------------------------------------------
                         Per-Se Technologies, Inc.   Term Loan B 09/11/08                                 2,193,750       2,240,806
                                                     ------------------------------------------------------------------------------
                                       Relizon Co.   Term Loan B 02/20/11                                 2,000,000       2,012,500
                                                     ------------------------------------------------------------------------------
                  Spectraguard Acquisition LLC (c)   Delayed Draw Term Loan 12/31/09                      2,666,667       2,682,275
                                                     ------------------------------------------------------------------------------
                Transaction Network Services, Inc.   Term Loan B 04/03/07                                 1,890,589       1,890,637
                                                     ------------------------------------------------------------------------------
                                                                                            BUSINESS SERVICES TOTAL      12,234,447

CABLE - 7.4%

                        Century Cable Holdings LLC   Discretionary Term 12/31/09                          3,500,000       3,323,908
                                                     Term Loan 06/30/09                                  10,000,000       9,589,580
                                                     ------------------------------------------------------------------------------
              Charter Communications Operating LLC   Incremental Term Loan 09/18/08                       1,977,437       1,926,079
                                                     Term Loan A 09/18/07                                 8,916,667       8,637,470
                                                     Term Loan B 03/18/08                                 1,946,438       1,898,048
                                                     ------------------------------------------------------------------------------
                            CSC Holdings, Inc. (c)   Revolver 06/30/06                                    1,304,167       1,278,097
                                                     ------------------------------------------------------------------------------
                    Insight Midwest Holdings, Inc.   Term Loan 12/31/09                                   2,000,000       2,016,293
                                                     Term Loan A 06/30/09                                 2,000,000       1,991,414
                                                     Term Loan B 12/31/09                                 3,000,000       3,020,466
                                                     ------------------------------------------------------------------------------
                                      MCC Iowa LLC   Term Loan A 03/31/10                                 4,000,000       3,978,803
                                                     ------------------------------------------------------------------------------
                        Olympus Cable Holdings LLC   Term Loan A 06/30/10                                 5,000,000       4,734,375
                                                     Term Loan B 09/30/10                                 2,500,000       2,382,033
                                                     ------------------------------------------------------------------------------
                         UPC Financing Partnership   Term Loan C2 03/31/09                               11,500,000      11,460,857
                                                     ------------------------------------------------------------------------------
                                                                                                        CABLE TOTAL      56,237,423

CASINOS/GAMBLING - 2.7%

                            Aladdin Gaming LLC (d)   Term Loan A 02/25/05                                 6,000,000       5,430,000
                                                     Term Loan B 08/26/06                                 1,250,000       1,131,250
                                                     ------------------------------------------------------------------------------
                             Alliance Gaming Corp.   Term Loan 09/04/09                                   4,980,000       5,037,671
                                                     ------------------------------------------------------------------------------
                           Ameristar Casinos, Inc,   Term Loan B 12/20/06                                   869,782         875,136
                                                     ------------------------------------------------------------------------------
                    Green Valley Ranch Gaming LLP,   Term Loan B 12/22/10                                 4,000,000       4,060,156
                                                     ------------------------------------------------------------------------------
                 Marina District Finance Co., Inc.   Term Loan A 12/13/07                                 3,636,545       3,675,473
                                                     ------------------------------------------------------------------------------
                                                                                             CASINOS/GAMBLING TOTAL      20,209,686

See notes to investment portfolio.

                                                                                                        PAR ($)       VALUE ($)
--------------------------------------------------   --------------------------------------------------------------------------
CHEMICALS - 3.2%

                                  Huntsman Co. LLC   Term Loan A 03/31/07                             6,245,821       6,086,116
                                                     Term Loan B 03/31/07                             4,728,766       4,603,942
                                                     --------------------------------------------------------------------------
                        Huntsman International LLC   Term Loan B 06/30/07                             3,869,085       3,907,233
                                                     Term Loan C 06/30/08                             4,489,270       4,537,046
                                                     --------------------------------------------------------------------------
                 Messer Griesheim Industries, Inc.   Term Loan B 04/27/09                               877,032         884,926
                                                     Term Loan C 04/27/10                             1,262,308       1,273,669
                                                     --------------------------------------------------------------------------
                                         Nalco Co.   Term Loan B 11/04/10                             2,400,000       2,427,001
                                                     --------------------------------------------------------------------------
                                  Noveon, Inc. (c)   Term Loan B 12/31/09                               338,213         342,026
                                                     --------------------------------------------------------------------------
                                                                                                CHEMICALS TOTAL      24,061,959

CONSUMER SERVICES - 1.4%

                            Alderwoods Group, Inc.   Note 7 Year 01/02/09                               880,100         985,712
                                                     Term Loan B 09/29/08                             1,762,993       1,788,911
                                                     --------------------------------------------------------------------------
                                DIMAC Holdings (d)   Term Loan A 12/31/05                               246,193             923
                                                     Term Loan B 01/01/05                                65,209           1,956
                                                     --------------------------------------------------------------------------
                DIMAC Marketing Partners, Inc. (d)   Revolver 07/01/03                                   27,443               - (e)
                                                     Term Loan B 01/01/05                               159,881           4,796
                                                     --------------------------------------------------------------------------
                      FHC Health Systems, Inc. (c)   Delayed Draw Term Loan 10/31/06                  2,785,714       2,877,902
                                                     --------------------------------------------------------------------------
                          Knowledge Learning Corp.   Term Loan B 05/15/10                             5,000,000       5,040,114
                                                     --------------------------------------------------------------------------
                                                                                        CONSUMER SERVICES TOTAL      10,700,314

CONSUMER SPECIALTIES - 1.3%

             Fisher Scientific International, Inc.   Tranche C 03/31/10                               2,028,809       2,042,850
                                                     --------------------------------------------------------------------------
                                      Jarden Corp.   Term Loan B 04/24/08                             1,246,875       1,259,142
                                                     --------------------------------------------------------------------------
                            Johnson Diversey, Inc.   Term Loan B 11/03/09                             2,148,080       2,174,511
                                                     --------------------------------------------------------------------------
                             Reddy Ice Group, Inc.   Term Loan 08/15/09                                 748,125         756,383
                                                     --------------------------------------------------------------------------
                          Sola International, Inc.   Term Loan 12/11/09                               1,250,000       1,268,750
                                                     --------------------------------------------------------------------------
                           United Industries Corp.   Term Loan B 01/20/06                             2,701,066       2,721,305
                                                     --------------------------------------------------------------------------
                                                                                     CONSUMER SPECIALTIES TOTAL      10,222,941

CONTAINER/PACKAGING - 1.4%

                                 Baker Tanks, Inc.   Term Loan 01/30/11                               1,500,000       1,511,927
                                                     --------------------------------------------------------------------------
                              Berry Plastics Corp.   Term Loan 07/22/10                               2,000,000       2,005,040
                                                     --------------------------------------------------------------------------
             Graphic Packaging International, Inc.   Term Loan B 08/09/10                             2,985,000       3,033,012
                                                     --------------------------------------------------------------------------
                                  Kerr Group, Inc.   Term Loan 08/13/10                               1,469,477       1,481,722

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
CONTAINER/PACKAGING - (CONTINUED)

                         Port Townsend Paper Corp.   Term Loan B 03/16/07                                 1,945,000       1,886,793
                                                     ------------------------------------------------------------------------------
                             Silgan Holdings, Inc.   Term Loan B 11/30/08                                   989,975       1,006,588
                                                     ------------------------------------------------------------------------------
                                                                                          CONTAINER/PACKAGING TOTAL      10,925,082

DIVERSIFIED COMMERCIAL SERVICES - 0.9%

                          Transcore Holdings, Inc.   Term Loan B 01/05/08                                 2,652,955       2,688,399
                                                     Term Loan C 01/05/08                                 3,990,000       4,039,875
                                                     ------------------------------------------------------------------------------
                                                                              DIVERSIFIED COMMERCIAL SERVICES TOTAL       6,728,274

DIVERSIFIED MANUFACTURING - 3.2%

                           Amsted Industries, Inc.   Term Loan 10/15/10                                   3,731,250       3,770,247
                                                     ------------------------------------------------------------------------------
                                     Enersys, Inc.   Term Loan B 11/09/08                                 5,872,230       5,930,898
                                                     ------------------------------------------------------------------------------
                                   Flowserve Corp.   Term Loan C 06/30/09                                   664,961         672,104
                                                     ------------------------------------------------------------------------------
                                      Gentek, Inc.   Sr. Secured Note 11/10/08                              106,884         107,689
                                                     ------------------------------------------------------------------------------
                                       Jason, Inc.   Term Loan B 06/30/07                                 2,087,013       2,066,219
                                                     ------------------------------------------------------------------------------
                               Polymer Group, Inc.   Term Loan 12/31/06                                   6,462,362       6,555,259
                                                     ------------------------------------------------------------------------------
                                    Polypore, Inc.   Term Loan B 12/31/06                                 1,846,503       1,860,092
                                                     ------------------------------------------------------------------------------
                   Tyco International Group SA (c)   Revolver 3 Year 12/22/06                             3,666,667       3,654,552
                                                     ------------------------------------------------------------------------------
                                                                                    DIVERSIFIED MANUFACTURING TOTAL      24,617,060

ELECTRIC UTILITIES - 4.8%

                                     Calpine Corp.   Second Lien 07/16/07                                 6,666,500       6,362,341
                                                     ------------------------------------------------------------------------------
                          CenterPoint Energy, Inc.   Term Loan 10/07/06                                   4,986,486       5,113,286
                                                     ------------------------------------------------------------------------------
                                 Infrasource, Inc.   Term Loan 09/30/10                                   2,992,500       3,005,553
                                                     ------------------------------------------------------------------------------
                        Mission Energy Holding Co.   Term Loan 12/11/06                                   1,750,000       1,777,718
                                                     Term Loan A 07/02/06                                 3,246,754       3,149,461
                                                     Term Loan B 07/02/06                                 9,253,246       8,975,964
                                                     ------------------------------------------------------------------------------
                                Northwestern Corp.   Term Loan 12/01/06                                   2,475,000       2,489,806
                                                     ------------------------------------------------------------------------------
                                  NRG Energy, Inc.   Credit Linked Deposit 06/23/10                         833,333         860,407
                                                     Term Loan 06/23/10                                   1,488,333       1,541,017
                                                     ------------------------------------------------------------------------------
                             TNP Enterprises, Inc.   Term Loan 12/31/06                                   2,985,000       3,028,164
                                                     ------------------------------------------------------------------------------
                                                                                           ELECTRIC UTILITIES TOTAL      36,303,717

See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.8%

                                  Viasystems, Inc.   Term Loan B 09/30/08                                 5,711,567       5,770,899
                                                     ------------------------------------------------------------------------------
                                                                                        ELECTRONIC COMPONENTS TOTAL       5,770,899

ENGINEERING & CONSTRUCTION - 1.5%

                                         URS Corp.   Term Loan B 08/22/08                                 1,384,809       1,393,330
                                                     ------------------------------------------------------------------------------
                    Washington Group International   Credit Linked Certificate of Deposit 10/03/07        9,600,000       9,786,000
                                                     ------------------------------------------------------------------------------
                                                                                   ENGINEERING & CONSTRUCTION TOTAL      11,179,330

ENVIRONMENTAL SERVICES - 1.4%

                  Allied Waste North America, Inc.   Tranche A 01/15/10                                     571,429         580,765
                                                     Tranche C 01/15/10                                   4,185,714       4,259,966
                                                     ------------------------------------------------------------------------------
     Environmental Systems Products Holdings, Inc.   Second Lien 12/12/10                                 4,500,000       4,556,677
                                                     ------------------------------------------------------------------------------
                        Synagro Technologies, Inc.   Term Loan 05/07/07                                   1,245,280       1,250,627
                                                     ------------------------------------------------------------------------------
                                                                                       ENVIRONMENTAL SERVICES TOTAL      10,648,035

FARMING/AGRICULTURE - 0.7%

                                        AGCO Corp.   Term Loan 01/31/06                                   5,000,000       5,062,502
                                                     ------------------------------------------------------------------------------
                       Quality Stores, Inc. (b)(d)   Term Loan B 04/30/06                                 1,484,798          17,075
                                                     ------------------------------------------------------------------------------
                                     Seminis, Inc.   Term Loan B 09/29/09                                   588,980         594,166
                                                     ------------------------------------------------------------------------------
                                                                                          FARMING/AGRICULTURE TOTAL       5,673,743

FINANCE COMPANIES - 0.2%

                                Finova Group, Inc.   Note 05/15/09                                        2,250,000       1,215,000
                                                     ------------------------------------------------------------------------------
                                                                                            FINANCE COMPANIES TOTAL       1,215,000

FOOD CHAINS - 2.3%

                                 Albertson's, Inc.   Term Loan 07/03/04                                  10,000,000      10,024,364
                                                     ------------------------------------------------------------------------------
                                     Buffets, Inc.   Synth LC 06/28/09                                      466,600         469,522
                                                     Term Loan 06/28/09                                   3,400,000       3,413,577
                                                     ------------------------------------------------------------------------------
                                     Carrols Corp.   Term Loan B 12/31/07                                 1,405,556       1,416,127
                                                     ------------------------------------------------------------------------------
                                    Domino's, Inc.   Term Loan 06/25/10                                   2,176,647       2,212,071
                                                     ------------------------------------------------------------------------------
                                                                                                  FOOD CHAINS TOTAL      17,535,661

FOOD MANUFACTURER - 5.6%

                       American Seafoods Group LLC   Term Loan B 03/31/09                                 3,099,703       3,115,148
                                                     ------------------------------------------------------------------------------
                         Atkins Nutritionals, Inc.   First Lien 10/29/09                                  2,000,000       2,007,565
                                                     Second Lien 10/29/09                                 1,000,000       1,015,091
                                                     ------------------------------------------------------------------------------
                                 Burns Philp, Inc.   Term Loan 02/26/09                                   1,985,000       2,009,890

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
FOOD MANUFACTURER - (CONTINUED)

                         Commonwealth Brands, Inc.   Term Loan 08/28/07                                   1,224,240       1,239,653
                                                     ------------------------------------------------------------------------------
                         Constellation Brands, Inc   Term Loan B 11/30/08                                 1,416,667       1,437,158
                                                     ------------------------------------------------------------------------------
              Dr. Pepper Bottling Company of Texas   Term Loan B 12/19/10                                 5,917,808       6,010,274
                                                     ------------------------------------------------------------------------------
                          DS Waters Enterprises LP   Term Loan 11/07/09                                   1,000,000       1,015,841
                                                     ------------------------------------------------------------------------------
                           Interstate Brands Corp.   Term Loan C 07/19/07                                 1,989,899       1,990,839
                                                     Tranche A 07/19/06                                   2,718,750       2,718,759
                                                     ------------------------------------------------------------------------------
                                    Merisant Corp.   Term Loan B 01/11/10                                 1,117,200       1,129,114
                                                     ------------------------------------------------------------------------------
                               Michael Foods, Inc.   Floater Term Loan 11/21/11                           3,000,000       3,077,929
                                                     Term Loan 11/21/10                                   4,987,500       5,075,475
                                                     ------------------------------------------------------------------------------
                       Nellson Nutraceutical, Inc.   Second Lien 04/02/10                                 3,000,000       3,026,229
                                                     ------------------------------------------------------------------------------
                             Otis Spunkmeyer, Inc.   Term Loan B 02/20/09                                 2,827,124       2,848,315
                                                     ------------------------------------------------------------------------------
                  Pinnacle Foods Holding Corp. (c)   Delayed Draw Term Loan 11/25/10                      1,585,321       1,589,605
                                                     ------------------------------------------------------------------------------
          Southern Wine & Spirits of America, Inc.   Term Loan B 07/02/08                                 2,955,094       2,989,625
                                                     ------------------------------------------------------------------------------
                                                                                            FOOD MANUFACTURER TOTAL      42,296,510

HEALTHCARE SERVICES - 3.7%

                            Alliance Imaging, Inc.   Term Loan A 11/02/06                                 1,951,336       1,919,463
                                                     ------------------------------------------------------------------------------
                                   Ameripath, Inc.   Term Loan 03/27/10                                   2,500,000       2,507,804
                                                     ------------------------------------------------------------------------------
                              Colgate Medical Ltd.   Term Loan B 12/30/08                                 1,750,000       1,764,283
                                                     ------------------------------------------------------------------------------
                         Concentra Operating Corp.   Term Loan 06/30/09                                   3,250,665       3,287,754
                                                     ------------------------------------------------------------------------------
                                      Davita, Inc.   Term Loan B 03/31/09                                 1,989,226       2,015,564
                                                     ------------------------------------------------------------------------------
                                dj Orthopedics LLC   Term Loan 05/15/09                                     750,000         758,925
                                                     ------------------------------------------------------------------------------
                                        Empi, Inc.   Term Loan 11/24/09                                   1,000,000       1,012,677
                                                     ------------------------------------------------------------------------------
                      Fresenius Medical Care, Inc.   Term Loan B 02/21/10                                 1,293,500       1,310,932
                                                     ------------------------------------------------------------------------------
                     Insight Health Services Corp.   Term Loan B 10/17/08                                 4,375,428       4,402,774
                                                     ------------------------------------------------------------------------------
                            Kinetic Concepts, Inc.   Term Loan B 08/11/10                                 1,243,750       1,262,463
                                                     ------------------------------------------------------------------------------
                      Medco Health Solutions, Inc.   Term Loan 06/30/10                                   3,421,425       3,475,524
                                                     ------------------------------------------------------------------------------
                   Pacificare Health Systems, Inc.   Term Loan 06/03/08                                   1,243,750       1,258,489
                                                     ------------------------------------------------------------------------------
                     Quintiles Transnational Corp.   Term Loan 09/25/09                                   1,246,875       1,273,428

See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
HEALTHCARE SERVICES - (CONTINUED)

                                  VCA Antech, Inc.   Term Loan D 06/30/09                                 2,166,602       2,195,093
                                                     ------------------------------------------------------------------------------
                                                                                          HEALTHCARE SERVICES TOTAL      28,445,173

HOSPITAL MANAGEMENT - 1.1%

                    Community Health Systems, Inc.   Incremental Term Loan 01/16/11                       1,995,000       2,015,574
                                                     Tranche B Term Loan 07/16/10                         1,975,000       2,010,550
                                                     ------------------------------------------------------------------------------
                            Iasis Healthcare Corp.   Term Loan B 02/09/09                                 2,300,000       2,330,071
                                                     ------------------------------------------------------------------------------
                     Vanguard Health Systems, Inc.   Incremental Term Loan 01/03/10                       2,376,000       2,405,080
                                                     ------------------------------------------------------------------------------
                                                                                          HOSPITAL MANAGEMENT TOTAL       8,761,275

HOTELS/RESORTS - 0.7%

                       Wyndham International, Inc.   Term Loan I 06/30/06                                 5,324,247       5,196,891
                                                     ------------------------------------------------------------------------------
                                                                                               HOTELS/RESORTS TOTAL       5,196,891

INDUSTRIAL MACHINERY/COMPONENTS - 0.6%

                                     Dresser, Inc.   Term Loan B 04/10/09                                 1,924,359       1,946,411
                                                     ------------------------------------------------------------------------------
                                       Terex Corp.   Term Loan 07/03/09                                   2,406,937       2,412,454
                                                     ------------------------------------------------------------------------------
                                                                              INDUSTRIAL MACHINERY/COMPONENTS TOTAL       4,358,865

INSURANCE BROKER/SERVICES - 0.7%

                                     Conseco, Inc.   Term Loan A1 09/10/09                                3,846,154       3,871,320
                                                     Term Loan B1 09/10/10                                1,153,846       1,161,492
                                                     ------------------------------------------------------------------------------
                                                                                    INSURANCE BROKER/SERVICES TOTAL       5,032,812

MEDIA CONGLOMERATES - 0.0%

                    Bridge Information Systems (d)   Multidraw Term Loan 07/07/04                           525,154         210,062
                                                     ------------------------------------------------------------------------------
                                                                                          MEDIA CONGLOMERATES TOTAL         210,062

MEDICAL SPECIALTIES - 0.2%

                                Dade Behring, Inc.   Term Loan B 10/03/08                                 1,269,468       1,288,589
                                                     ------------------------------------------------------------------------------
                                                                                          MEDICAL SPECIALTIES TOTAL       1,288,589

METAL FABRICATIONS - 0.1%

                              Copperweld Corp. (b)   Term Loan 12/16/11                                   1,222,222       1,038,884
                                                     ------------------------------------------------------------------------------
                                                                                           METAL FABRICATIONS TOTAL       1,038,884

METALS/MINING - 0.5%

                             Stillwater Mining Co.   Term Loan B 12/31/07                                 3,805,976       3,854,144
                                                     ------------------------------------------------------------------------------
                                                                                                METALS/MINING TOTAL       3,854,144

MOVIES/ENTERTAINMENT - 2.3%

                             Carmike Cinemas, Inc.   Sr. Secured 2nd Priority Term Loan 02/02/09          4,666,667       4,758,385

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT - (CONTINUED)

                                     GT Brands LLC   Term Loan 09/30/07                                   3,002,841       2,925,399
                                                     ------------------------------------------------------------------------------
                Loews Cineplex Entertainment Corp.   Term Loan 02/29/08                                   4,204,445       4,217,657
                                                     ------------------------------------------------------------------------------
                               Regal Cinemas, Inc.   Term Loan D 06/30/09                                 1,948,387       1,975,501
                                                     ------------------------------------------------------------------------------
                       Six Flags Theme Parks, Inc.   Term Loan B 06/30/09                                 1,750,000       1,772,976
                                                     ------------------------------------------------------------------------------
               Vivendi Universal Entertainment LLP   Term Loan B 06/30/08                                 2,000,000       2,015,925
                                                     ------------------------------------------------------------------------------
                                                                                         MOVIES/ENTERTAINMENT TOTAL      17,665,843

OFFICE SUPPLIES - 0.7%

                                       Xerox Corp.   Term Loan 09/30/08                                   5,000,000       5,058,044
                                                     ------------------------------------------------------------------------------
                                                                                              OFFICE SUPPLIES TOTAL       5,058,044

OIL REFINING/MARKETING - 1.7%

                                          ALON USA   Term Loan 12/12/08                                   3,500,000       3,584,297
                                                     ------------------------------------------------------------------------------
                    Magellan Midstream Holdings LP   Tranche A 06/17/08                                   1,348,554       1,367,097
                                                     ------------------------------------------------------------------------------
                            Tesoro Petroleum Corp.   Fixed Asset Term Loan 04/15/08                       3,176,000       3,280,110
                                                     ------------------------------------------------------------------------------
                           Western Refining Co. LP   Term Loan B 08/28/08                                 2,940,000       3,007,023
                                                     ------------------------------------------------------------------------------
                         W-H Energy Services, Inc.   Term Loan C 04/16/07                                 1,860,650       1,879,342
                                                     ------------------------------------------------------------------------------
                                                                                       OIL REFINING/MARKETING TOTAL      13,117,869

PAPER - 1.3%

                             Appleton Papers, Inc.   Tranche D Term Loan 11/08/06                         3,934,241       3,966,215
                                                     ------------------------------------------------------------------------------
                                RLC Industries Co.   Term Loan B 02/26/10                                 3,500,000       3,539,356
                                                     ------------------------------------------------------------------------------
                                  SP Newsprint Co.   Term Loan 01/08/10                                     711,111         720,842
                                                     Term Loan B 01/08/10                                 1,288,889       1,306,612
                                                     ------------------------------------------------------------------------------
                                                                                                        PAPER TOTAL       9,533,025

PHARMACEUTICALS - 0.6%

                                   aaiPharma, Inc.   Term Loan 12/01/09                                   1,442,156       1,460,170
                                                     ------------------------------------------------------------------------------
                                   Medpointe, Inc.   Term Loan B 09/30/08                                 3,139,047       3,158,725
                                                     ------------------------------------------------------------------------------
                                                                                              PHARMACEUTICALS TOTAL       4,618,895

PRINTING/PUBLISHING - 3.2%

                                Dex Media East LLC   Term Loan A 11/08/08                                 7,478,963       7,565,017
                                                     ------------------------------------------------------------------------------
                                Dex Media West LLC   Term Loan A 09/09/09                                 1,779,712       1,802,193
                                                     ------------------------------------------------------------------------------
                             MediaNews Group, Inc.   Term Loan B 12/30/10                                 4,000,000       4,050,004

See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
PRINTING/PUBLISHING - (CONTINUED)

                 Reader's Digest Association, Inc.   Term Loan B 05/20/08                                 2,258,565       2,277,064
                                                     ------------------------------------------------------------------------------
                                   Sun Media Corp.   Term Loan B 02/07/09                                 1,432,826       1,441,334
                                                     ------------------------------------------------------------------------------
                                    TV Guide, Inc.   Term Loan A (c) 02/28/05                             1,522,932       1,477,235
                                                     ------------------------------------------------------------------------------
                               Weekly Reader Corp.   Term Loan B 11/17/06                                 5,753,679       5,762,672
                                                     ------------------------------------------------------------------------------
                                                                                          PRINTING/PUBLISHING TOTAL      24,375,519

RAIL/SHIPPING - 1.4%

                         American Commercial Lines   Term Loan A 06/30/05                                   673,286         604,300
                                                     Term Loan B 06/30/06                                 1,026,863         919,128
                                                     Term Loan C 06/30/07                                 1,816,231       1,625,678
                                                     ------------------------------------------------------------------------------
                                Helm Holding Corp.   Term Loan B 10/18/06                                 5,221,142       5,188,527
                                                     ------------------------------------------------------------------------------
                  Kansas City Southern Railway Co.   Term Loan B 06/12/08                                   784,700         789,188
                                                     ------------------------------------------------------------------------------
                  RailAmerica Transportation Corp.   Term Loan 05/22/09                                   1,696,821       1,715,294
                                                     ------------------------------------------------------------------------------
                                                                                                RAIL/SHIPPING TOTAL      10,842,115

REAL ESTATE INVESTMENT TRUSTS - 0.5%

                               AIMCO Properties LP   Term Loan 05/30/08                                   1,850,000       1,869,662
                                                     ------------------------------------------------------------------------------
                           Macerich Partnership LP   Term Loan 07/26/05                                   1,968,000       1,977,840
                                                     ------------------------------------------------------------------------------
                                                                                REAL ESTATE INVESTMENT TRUSTS TOTAL       3,847,502

RENTAL/LEASING COMPANIES - 0.9%

                               Rent-A-Center, Inc.   Term Loan 05/28/09                                   2,388,000       2,419,045
                                                     ------------------------------------------------------------------------------
                          United Rentals, Inc. (c)   Term Loan B 02/17/11                                 4,277,778       4,274,006
                                                     ------------------------------------------------------------------------------
                                                                                     RENTAL/LEASING COMPANIES TOTAL       6,693,051

RETAIL STORES - 1.3%

                                  CH Operating LLC   Term Loan 06/21/07                                   1,344,828       1,344,890
                                                     ------------------------------------------------------------------------------
                                         FTD, Inc.   Term Loan 02/28/11                                     500,000         504,997
                                                     ------------------------------------------------------------------------------
                             Nebraska Book Co. LLC   Term Loan 06/30/07                                   1,000,000       1,008,921
                                                     ------------------------------------------------------------------------------
                                    Rite Aid Corp.   Term Loan 04/30/08                                   7,000,000       7,153,118
                                                     ------------------------------------------------------------------------------
                                                                                                RETAIL STORES TOTAL      10,011,926

SEMICONDUCTORS - 0.2%

           Semiconductor Components Industries LLC   Term Loan E 08/04/07                                 1,709,739       1,717,324
                                                     ------------------------------------------------------------------------------
                                                                                               SEMICONDUCTORS TOTAL       1,717,324

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
STEEL/IRON ORE - 1.9%

                        International Steel Group,   Term Loan B 05/01/07                                   667,145         670,060
                                                     ------------------------------------------------------------------------------
                                  Ispat Inland LP.   Term Loan B 07/16/05                                 5,111,926       4,894,868
                                                     Term Loan C 07/16/06                                 5,111,926       4,894,868
                                                     ------------------------------------------------------------------------------
                              Steel Dynamics, Inc.   Term Loan B1 03/26/08                                1,229,943       1,247,027
                                                     ------------------------------------------------------------------------------
                        The Techs Industries, Inc.   Term Loan 01/14/10                                   3,000,000       3,014,589
                                                     ------------------------------------------------------------------------------
                                                                                               STEEL/IRON ORE TOTAL      14,721,412

TELECOMMUNICATIONS-INFRASTRUCTURE/
EQUIPMENT - 0.9%

                        Crown Castle Operating Co.   Term Loan B 09/30/10                                 3,042,375       3,102,488
                                                     ------------------------------------------------------------------------------
                      SBA Senior Finance, Inc. (c)   Term Loan 10/31/08                                   2,115,385       2,140,254
                                                     ------------------------------------------------------------------------------
                  Spectrasite Communications, Inc.   Term Loan B 12/31/07                                 1,679,828       1,701,927
                                                     ------------------------------------------------------------------------------
                                                                  TELECOMMUNICATIONS-INFRASTRUCTURE/EQUIPMENT TOTAL       6,944,669

TELECOMMUNICATIONS-WIRELESS - 7.9%

        Centennial Cellular Operating Co., LLC (c)   Tranche B R/C 02/09/11                               4,170,000       4,193,094
                                                     ------------------------------------------------------------------------------
                 Cricket Communications, Inc., (d)   Vendor Term Loan 06/30/07                           20,500,000      16,810,000
                                                     ------------------------------------------------------------------------------
                                Nextel Finance Co.   Term Loan A 12/31/07                                 5,374,121       5,343,414
                                                     Term Loan E 12/15/10                                11,667,268      11,794,476
                                                     ------------------------------------------------------------------------------
                             Nextel Partners, Inc.   Term Loan B 11/30/10                                 6,000,000       6,093,047
                                                     ------------------------------------------------------------------------------
                              Rural Cellular Corp.   Term Loan A 04/03/08                                 5,154,943       5,149,271
                                                     Term Loan B 10/03/08                                 2,031,710       2,046,999
                                                     Term Loan C 04/03/09                                 2,031,710       2,046,999
                                                     ------------------------------------------------------------------------------
                            Western Wireless Corp.   Term Loan A 03/31/08                                 3,300,000       3,294,218
                                                     Term Loan B 09/30/08                                 3,073,520       3,090,961
                                                     ------------------------------------------------------------------------------
                                                                                  TELECOMMUNICATIONS-WIRELESS TOTAL      59,862,479

TELECOMMUNICATIONS SERVICES - 1.6%

      Alaska Communications Systems Holdings, Inc.   Term Loan 02/14/09                                   1,750,000       1,763,169
                                                     ------------------------------------------------------------------------------
                 Dobson Cellular Systems, Inc. (c)   Revolver 03/31/10                                    5,865,300       5,921,930
                                                     ------------------------------------------------------------------------------
          Valor Telecommunications Enterprises LLC   Term Loan B 06/30/08                                 4,685,612       4,720,821
                                                     ------------------------------------------------------------------------------
                                                                                  TELECOMMUNICATIONS SERVICES TOTAL      12,405,920

TEXTILES - 0.7%

                                Levi Strauss & Co.   Term Loan A 09/29/09                                 1,246,875       1,296,834
                                                     ------------------------------------------------------------------------------
                          Springs Industries, Inc.   Term Loan B 09/05/08                                 2,306,613       2,323,643

See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
TEXTILES - (CONTINUED)

                St. John Knits International, Inc.   Term Loan B 07/31/07                                 1,471,080       1,476,636
                                                     ------------------------------------------------------------------------------
                                                                                                     TEXTILES TOTAL       5,097,113

TRANSPORTATION - 3.5%

                           Comcar Industries, Inc.   Term Loan B 01/15/10                                 5,000,000       5,022,533
                                                     ------------------------------------------------------------------------------
                          Laidlaw Investments Ltd.   Term Loan B 06/19/09                                 4,462,000       4,605,168
                                                     ------------------------------------------------------------------------------
                      Motor Coach Industries, Inc.   Term Loan 06/16/05                                   5,702,364       4,894,527
                                                     ------------------------------------------------------------------------------
                                         TTI, Inc.   Term Loan B 03/31/07                                 6,196,014       6,219,406
                                                     ------------------------------------------------------------------------------
                             United Airlines, Inc.   Term Loan B 07/01/04                                 2,973,557       2,994,533
                                                     ------------------------------------------------------------------------------
                              Yellow Roadway Corp.   Credit Linked Certificate of Deposit 06/11/08        1,456,364       1,468,198
                                                     Term Loan 06/11/08                                   1,213,636       1,223,497
                                                     ------------------------------------------------------------------------------
                                                                                               TRANSPORTATION TOTAL      26,427,862

                                                     TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
                                                     (COST OF $636,251,128)                                             650,852,427

SENIOR NOTES - 0.1%

DIVERSIFIED MANUFACTURING - 0.1%

                            Superior Telecom, Inc.   Sr. Secured Note 11/10/08                              417,064         418,032
                                                     ------------------------------------------------------------------------------
                                                                                    DIVERSIFIED MANUFACTURING TOTAL         418,032

                                                     TOTAL SENIOR NOTES
                                                     (COST OF $417,064)

COMMON STOCKS (f) 0.6%

                                                                                                             SHARES
--------------------------------------------------   ------------------------------------------------------------------------------
BUSINESS SERVICES - 0.1%

                             NATG Holdings LLC (b)                                                          322,876         571,491
                                                     ------------------------------------------------------------------------------
                                                                                            BUSINESS SERVICES TOTAL         571,491

DIVERSIFIED MANUFACTURING - 0.1%

                                      Gentek, Inc.                                                            4,015         151,660
                                                     ------------------------------------------------------------------------------
                            Superior Telecom, Inc.                                                           47,459         735,614
                                                     ------------------------------------------------------------------------------
                                                                                    DIVERSIFIED MANUFACTURING TOTAL         887,274

ENVIRONMENTAL SERVICES - 0.0%

                         Environmental Systems (b)                                                            3,445               -
                                                     ------------------------------------------------------------------------------
                                                                                       ENVIRONMENTAL SERVICES TOTAL               -

                                              See notes to investment portfolio.

                                                                                                             SHARES       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
HEALTHCARE SERVICES - 0.3%

                              Sun Healthcare Group   Sun Healthcare Group                                   186,353       2,226,918
                                                     ------------------------------------------------------------------------------
                                                                                          HEALTHCARE SERVICES TOTAL       2,226,918

METAL FABRICATIONS - 0.0%

                              Copperweld Corp. (b)                                                               56               -
                                                     ------------------------------------------------------------------------------
                     Copperweld Corp., Class B (b)                                                              400               -
                                                     ------------------------------------------------------------------------------
                                                                                           METAL FABRICATIONS TOTAL               -

MOVIES/ENTERTAINMENT - 0.1%

                       AMF Bowling Worldwide, Inc.                                                           19,918         497,950
                                                     ------------------------------------------------------------------------------
                                                                                         MOVIES/ENTERTAINMENT TOTAL         497,950

                                                     TOTAL COMMON STOCKS
                                                     (COST OF $5,971,630)                                                 4,183,633

PREFERRED STOCKS (b)(f) 0.0%

AUTO PARTS - 0.0%

                        Key Plastics LLC, Series A                                                               13               -
                                                     ------------------------------------------------------------------------------
                                                                                                   AUTO PARTS TOTAL               -

CONSUMER SERVICES - 0.0%

                          DIMAC Holdings, Series C                                                              483               -
                                                     ------------------------------------------------------------------------------
                                                                                            CONSUMER SERVICES TOTAL               -

DIVERSIFIED MANUFACTURING - 0.0%

                  Superior Telecom, Inc., Series A                                                           14,382          14,382
                                                     ------------------------------------------------------------------------------
                                                                                    DIVERSIFIED MANUFACTURING TOTAL          14,382

                                                     TOTAL PREFERRED STOCKS
                                                     (COST OF $148,890)                                                      14,382

WARRANTS (b) (f) 0.0%

AUTO PARTS - 0.0%                                                                                             UNITS
--------------------------------------------------   -----------------------------------------------------------------------------
       Key Plastics LLC, Class A, expires 04/26/11                                                                8              -
                                                     -----------------------------------------------------------------------------
       Key Plastics LLC, Class B, expires 04/26/11                                                                7              -
                                                     -----------------------------------------------------------------------------
                                                                                                   AUTO PARTS TOTAL              -

CONSUMER SERVICES - 0.0%

                  DIMAC Holdings, expires 04/04/25                                                              483              -
                                                     -----------------------------------------------------------------------------
                                                                                            CONSUMER SERVICES TOTAL              -

See notes to investment portfolio.

                                                                                                              UNITS       VALUE ($)
--------------------------------------------------   ------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 0.0%

                    Gentek, Inc., expires 10/31/10                                                                8               -
                                                     ------------------------------------------------------------------------------
           Gentek, Inc., Class A, expires 10/31/06                                                                4               -
                                                     ------------------------------------------------------------------------------
           Gentek, Inc., Class B, expires 10/31/08                                                                2               -
                                                     ------------------------------------------------------------------------------
                                                                                    DIVERSIFIED MANUFACTURING TOTAL               -

                                                     TOTAL WARRANTS
                                                     (COST OF $0)                                                                 -

SHORT-TERM OBLIGATION - 13.4%

                                                                                                            PAR ($)
--------------------------------------------------   ------------------------------------------------------------------------------
                                                     Repurchase agreement with State Street Bank
                                                        & Trust Co., dated 02/27/04, due 03/01/04
                                                        at 0.930%, collateralized by U.S. Treasury
                                                        Bonds/Notes with various maturities to
                                                        02/15/29 market value of $104,361,681
                                                        (repurchase proceeds $102,313,929) (Cost
                                                        of $102,306,000)                                102,306,000     102,306,000

                                                     TOTAL INVESTMENTS - 99.7%
                                                     (COST OF $745,094,712) (g)                                         757,774,474

                                                     OTHER ASSETS & LIABILITIES, NET - 0.3%                               2,347,978

                                                     NET ASSETS - 100.0%                                              $ 760,122,452

    NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in which the Portfolio invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(b) Represents fair value as determined in good faith under direction of the Board of Trustees.

(c) Unfunded commitments, See Note 8.

(d) These issuers are in default of certain debt covenants. Income is not being accrued.

(e) Amount rounds to less than $1.

(f) Non-income producing.

(g) Cost for federal income tax purposes is $745,203,252.

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2004 (UNAUDITED)   COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                             ($)
------------------------------------------   -----------------------------------------------------------------------------------
                                    ASSETS   Investments, at cost                                                    642,788,712
                                             Investments, at value                                                   655,468,474
                                             Repurchase agreement                                                    102,306,000
                                             Cash                                                                             29
                                             Receivable for:
                                               Interest and fees                                                       3,295,721
                                             Deferred Trustees' compensation plan                                            324
                                             Other assets                                                                 44,375
                                                                                                                 ---------------
                                                                                                  Total Assets       761,114,923
                                             -----------------------------------------------------------------------------------
                               LIABILITIES   Deferred facility fees                                                      586,886
                                             Payable for:
                                               Investment advisory fee                                                   251,448
                                               Transfer agent fee                                                            483
                                               Pricing and bookkeeping fees                                               63,646
                                               Trustees' fees                                                                200
                                               Custody fee                                                                   650
                                               Legal fee                                                                  45,895
                                             Deferred Trustees' fees                                                         324
                                             Other liabilities                                                            42,939
                                                                                                                 ---------------
                                                                                             Total Liabilities           992,471

                                                                                                    NET ASSETS       760,122,452

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 29, 2004
(UNAUDITED)                     COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                             ($)
------------------------------------------   -----------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest                                                                 15,809,597
                                             Facility and other fees                                                     674,153
                                                                                                                 ---------------
                                               Total Investment Income                                                16,483,750
                                             -----------------------------------------------------------------------------------
                                  EXPENSES   Investment advisory fee                                                   1,398,785
                                             Transfer agent fee                                                            2,983
                                             Pricing and bookkeeping fees                                                113,995
                                             Trustees' fees                                                                3,608
                                             Custody fee                                                                  12,492
                                             Other expenses                                                               96,980
                                                                                                                 ---------------
                                               Total Operating Expenses                                                1,628,843
                                             Custody earnings credit                                                        (461)
                                                                                                                 ---------------
                                               Net Operating Expenses                                                  1,628,382
                                             Interest expense                                                              8,524
                                                                                                                 ---------------
                                             Net Expenses                                                              1,636,906
                                                                                                                 ---------------
                                             Net Investment Income                                                    14,846,844
                                             -----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized loss on investments                                           (102,330)
                       PORTFOLIO POSITIONS   Net change in unrealized appreciation/depreciation on investments        32,038,076
                                                                                                                 ---------------
                                             Net Gain                                                                 31,935,746
                                                                                                                 ---------------
                                             Net Increase in Net Assets from Operations                               46,782,590

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                         (UNAUDITED)
                                                                                                          SIX MONTHS
                                                                                                            ENDED       YEAR ENDED
                                                                                                         FEBRUARY 29,    AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                         2004 ($)       2003 ($)
-------------------------------------------------   -------------------------------------------------------------------------------
                                       OPERATIONS   Net investment income                                 14,846,844    27,411,344
                                                    Net realized loss on investments                        (102,330)   (11,578,981)
                                                    Net realized loss on the disposal of investments in
                                                      violation of restrictions and subsequently
                                                      reimbursed by affiliate                                      -              -
                                                    Net change in unrealized appreciation/depreciation
                                                      on investments                                      32,038,076    33,906,354
                                                                                                         --------------------------
                                                        Net Increase from Operations                      46,782,590    49,738,717
                                                    -------------------------------------------------------------------------------
   TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST   Contributions                                        240,131,300    93,827,932
                                                    Withdrawals                                          (37,452,869)  (169,392,880)
                                                                                                         --------------------------
                                                      Net Increase (Decrease) from Transactions in
                                                        Investors' Beneficial Interest                   202,678,431    (75,564,948)
                                                                                                         --------------------------
                                                    Total Increase (Decrease) in Net Assets              249,461,021    (25,826,231)
                                                    -------------------------------------------------------------------------------
                                       NET ASSETS   Beginning of period                                  510,661,431    536,487,662
                                                                                                         --------------------------
                                                    End of period                                        760,122,452    510,661,431

See notes to financial statements.

STATEMENT OF CASH FLOWS

                                COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY

                                                                                                                  (UNAUDITED)
                                                                                                                      FOR THE
                                                                                                             SIX MONTHS ENDED
INCREASE (DECREASE) IN CASH                                                                             FEBRUARY 29, 2004 ($)
---------------------------------------------------   -----------------------------------------------------------------------
CASH FLOWS FROM OPERATING AND INVESTING ACTIVITIES:   Net investment Income                                        14,846,844
                                                      -----------------------------------------------------------------------
     ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME   Purchase of investment securities                          (446,342,209)
         TO NET CASH USED FOR OPERATING ACTIVITIES:   Proceeds from disposition of investment securities          269,813,551
                                                      Purchase of short-term portfolio investments, net           (40,527,000)
                                                      Increase in interest and fees receivable                       (564,017)
                                                      Decrease in receivable for investments sold                   1,277,823
                                                      Increase in other assets                                        (38,857)
                                                      Increase in deferred facility fees                              376,342
                                                      Increase in payable for accrued expenses                         37,550
                                                      Net amortization of premium (discount)                       (1,415,931)
                                                      Decrease in payable for investments purchased                   (18,333)
                                                      Decrease in other liabilities                                  (123,309)
                                                                                                                 ------------
                                                      Net cash used for operating activities                     (202,677,546)
                                                      -----------------------------------------------------------------------
         CASH FLOWS USED FROM FINANCING ACTIVITIES:   Proceeds from capital contributions                        240,131,300
                                                      Payment of capital withdrawals                             (37,452,869)
                                                                                                                 ------------
                                                      Net cash flows used for financing activities               202,678,431
                                                                                                                 ------------
                                                      Net increase in cash                                                885

                                              CASH:   Cash at beginning of the period                                    (856)
                                                                                                                 ------------
                                                      Cash at end of the period                                            29

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2004 (UNAUDITED)                        COLUMBIA FLOATING RATE FUND

                                                                                                                             ($)
------------------------------------------   -----------------------------------------------------------------------------------
                                    ASSETS   Investments in Portfolio, at cost                                       659,212,149
                                             Investment in Portfolio, at value                                       670,380,885
                                             Receivable for:
                                               Fund shares sold                                                        7,641,567
                                               Expense reimbursement due from Investment Advisor                          96,809
                                             Deferred Trustees' compensation plan                                          6,081
                                             Other assets                                                                219,141
                                                                                                                 ---------------
                                                                                                  Total Assets       678,344,483
                                             -----------------------------------------------------------------------------------
                               LIABILITIES   Payable for:
                                               Distributions                                                             840,125
                                               Administration fee                                                         98,959
                                               Transfer agent fee                                                         61,170
                                               Pricing and bookkeeping fees                                               30,833
                                               Trustees' fees                                                                300
                                               Custody fee                                                                   400
                                               Distribution and service fees                                             275,135
                                             Deferred Trustees' fees                                                       6,081
                                                                                                                 ---------------
                                                                                             Total Liabilities         1,313,003

                                                                                                    NET ASSETS       677,031,480
                                             -----------------------------------------------------------------------------------
                 COMPOSITION OF NET ASSETS   Paid-in capital                                                         691,690,559
                                             Overdistributed net investment income                                      (140,844)
                                             Accumulated net realized loss allocated from Portfolio                  (25,686,971)
                                             Net unrealized appreciation on investments
                                               allocated from Portfolio                                               11,168,736
                                                                                                                 ---------------
                                                                                                    NET ASSETS       677,031,480
                                             -----------------------------------------------------------------------------------
                                   CLASS A   Net assets                                                              163,021,636
                                             Shares outstanding                                                       16,651,373
                                             Net asset value and redemption price per share                                 9.79(a)
                                             Maximum offering price per share ($9.79/0.9650)                               10.15(b)
                                             -----------------------------------------------------------------------------------
                                   CLASS B   Net assets                                                              184,613,462
                                             Shares outstanding                                                       18,860,060
                                             Net asset value and offering price per share                                   9.79(a)
                                             -----------------------------------------------------------------------------------
                                   CLASS C   Net assets                                                              226,155,112
                                             Shares outstanding                                                       23,101,807
                                             Net asset value and offering price per share                                   9.79(a)
                                             -----------------------------------------------------------------------------------
                                   CLASS Z   Net assets                                                              103,241,270
                                             Shares outstanding                                                       10,546,963
                                             Net asset value, offering and redemption price per share                       9.79

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $100,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 29, 2004
(UNAUDITED)                                          COLUMBIA FLOATING RATE FUND

                                                                                                                             ($)
------------------------------------------   -----------------------------------------------------------------------------------
                         INVESTMENT INCOME   Interest and fees allocated from Portfolio                               14,200,810
                                             -----------------------------------------------------------------------------------
                                  EXPENSES   Net operating expenses allocated from Portfolio                           1,402,750
                                             Administration fee                                                          538,670
                                             Distribution fee:
                                               Class A                                                                    62,957
                                               Class B                                                                   387,486
                                               Class C                                                                   518,311
                                             Service fee:
                                               Class A                                                                   157,392
                                               Class B                                                                   215,270
                                               Class C                                                                   215,963
                                             Transfer agent fee                                                          417,631
                                             Pricing and bookkeeping fees                                                 87,088
                                             Trustees' fees                                                                6,598
                                             Custody fee                                                                   1,453
                                             Other expenses                                                              103,755
                                                                                                                 ---------------
                                               Total Operating Expenses                                                4,115,324
                                             Fees and expenses waived or reimbursed by Investment Advisor               (412,738)
                                                                                                                 ---------------
                                               Net Operating Expenses                                                  3,702,586
                                             Interest expense allocated from Portfolio                                     7,345
                                                                                                                 ---------------
                                               Net Expenses                                                            3,709,931
                                                                                                                 ---------------
                                             Net Investment Income                                                    10,490,879
                                             -----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain (loss) on investments allocated from Portfolio            663,473
      INVESTMENTS ALLOCATED FROM PORTFOLIO   Net change in unrealized appreciation/depreciation on
                                               investments allocated from Portfolio                                   26,750,214
                                                                                                                 ---------------
                                             Net Gain                                                                 27,413,687
                                                                                                                 ---------------
                                             Net Increase in Net Assets from Operations                               37,904,566

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     COLUMBIA FLOATING RATE FUND

                                                                                                        (UNAUDITED)
                                                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                                                       FEBRUARY 29,      AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                         2004 ($)        2003 ($)
                                           ----------------------------------------------------------------------------------------
                              OPERATIONS   Net investment income                                         10,490,879      18,667,514
                                           Net realized gain (loss) on investments allocated
                                             from Portfolio                                                 663,473      (9,169,133)
                                           Net change in unrealized appreciation/depreciation
                                             on investments allocated from Portfolio                     26,750,214      27,013,323
                                                                                                   --------------------------------
                                               Net Increase from Operations                              37,904,566      36,511,704
                                           ----------------------------------------------------------------------------------------
  DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                             Class A                                                     (2,596,720)     (4,539,163)
                                             Class B                                                     (3,260,081)     (7,926,365)
                                             Class C                                                     (3,123,895)     (5,630,260)
                                             Class Z                                                     (1,532,042)       (611,180)
                                                                                                   --------------------------------
                                               Total Distributions Declared to Shareholders             (10,512,738)    (18,706,968)
                                           ----------------------------------------------------------------------------------------
                      SHARE TRANSACTIONS   Class A:
                                             Subscriptions                                               66,534,582      27,208,495
                                             Distributions reinvested                                     1,669,107       3,087,731
                                             Redemptions                                                 (9,495,435)    (44,962,115)
                                                                                                   --------------------------------
                                               Net Increase (Decrease)                                   58,708,254     (14,665,889)
                                           Class B:
                                             Subscriptions                                               20,773,389      18,058,823
                                             Distributions reinvested                                     1,828,010       4,767,950
                                             Redemptions                                                (10,367,724)    (41,744,003)
                                                                                                   --------------------------------
                                               Net Increase (Decrease)                                   12,233,675     (18,917,230)
                                           Class C:
                                             Subscriptions                                               94,112,019      36,719,791
                                             Distributions reinvested                                     1,897,556       3,919,840
                                             Redemptions                                                (11,236,911)    (50,692,251)
                                                                                                   --------------------------------
                                               Net Increase (Decrease)                                   84,772,664     (10,052,620)
                                           Class Z:
                                             Subscriptions                                               77,491,532      22,935,486
                                             Distributions reinvested                                       388,928         108,322
                                             Redemptions                                                 (9,038,310)     (5,754,567)
                                                                                                   --------------------------------
                                               Net Increase                                              68,842,150      17,289,241
                                           Net Increase (Decrease) from Share Transactions              224,556,743     (26,346,498)
                                                                                                   --------------------------------
                                               Total Increase (Decrease) in Net Assets                  251,948,571      (8,541,762)
                                           ----------------------------------------------------------------------------------------
                              NET ASSETS   Beginning of period                                          425,082,909     433,624,671
                                           End of period (including overdistributed net investment
                                             income of $(140,844) and $(118,985), respectively)         677,031,480     425,082,909
                                           ----------------------------------------------------------------------------------------
                       CHANGES IN SHARES   Class A:
                                             Subscriptions                                                6,938,791       2,964,783
                                             Issued for distributions reinvested                            173,222         347,141
                                             Redemptions                                                   (999,552)     (5,067,027)
                                                                                                   --------------------------------
                                               Net Increase (Decrease)                                    6,112,461      (1,755,103)
                                           Class B:
                                             Subscriptions                                                2,173,146       1,983,663
                                             Issued for distributions reinvested                            189,998         536,176
                                             Redemptions                                                 (1,092,161)     (4,711,437)
                                                                                                   --------------------------------
                                               Net Increase (Decrease)                                    1,270,983      (2,191,598)
                                           Class C:
                                             Subscriptions                                                9,811,157       4,038,037
                                             Issued for distributions reinvested                            196,977         440,802
                                             Redemptions                                                 (1,182,205)     (5,725,422)
                                                                                                   --------------------------------
                                               Net Increase (Decrease)                                    8,825,929      (1,246,583)
                                           Class Z:
                                             Subscriptions                                                8,118,750       2,482,423
                                             Issued for distributions reinvested                             40,326          11,924
                                             Redemptions                                                   (953,538)       (651,580)
                                                                                                   --------------------------------
                                               Net Increase                                               7,205,538       1,842,767

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2004 (UNAUDITED)                        COLUMBIA FLOATING RATE FUND

NOTE 1. ORGANIZATION

Columbia Floating Rate Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund invests all of its investable assets in Columbia Floating Rate Limited Liability Company (the "Portfolio"). The Portfolio seeks a high level of current income consistent with preservation of capital.

THE PORTFOLIO

The Portfolio is a non-diversified, closed-end management investment company organized as a Delaware limited liability company. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Code. At February 29, 2004, the Fund and the Columbia Institutional Floating Rate Income Fund owned 88.2% and 11.8%, respectively, of the Portfolio.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% early withdrawal charge on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum early withdrawal charge of 3.25% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% early withdrawal charge on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Floating Rate Fund to Columbia Floating Rate Fund. Also on that date, the Portfolio changed its name from Stein Roe Floating Rate Limited Liability Company to Columbia Floating Rate Limited Liability Company.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

The value of the Portfolio is determined in accordance with guidelines established and periodically reviewed by the Board of Trustees. Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. The prices provided by these principal market makers may differ from the value that would be realized if the loans were sold and the difference could be material to the financial statements. In the absence of actual market values, the senior loans will be valued at fair value, which is intended to approximate market value, pursuant to procedures approved by the Board of Trustees. In determining fair value, the following factors, among others, will be considered on an on-going basis: (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such senior loan interests; and (iii) recent prices in the market for instruments of similar quality, rate and interest rate redeterminiation period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a senior loan may differ significantly from the value that would have been used had there been market activity for that senior loan interest.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio's investment advisor has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Facility fees received are treated as market discounts. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service. Therefore, no federal income tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS

The Portfolio is required to disclose a Statement of Cash Flows due to its average debt outstanding during the year. Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended August 31, 2003 and was as follows:

                                               YEAR ENDED
                                             AUGUST 31, 2003
     -------------------------------------------------------
     Ordinary Income                         $    18,706,968

Unrealized appreciation and depreciation at February 29, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation                 $    19,901,641
     Unrealized depreciation                      (7,330,419)
                                             ---------------
       Net unrealized appreciation           $    12,571,222

The following capital loss carryforwards, determined as of August 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION     CAPITAL LOSS CARRYFORWARD
     ------------------------------------------------
            2010                   $  7,156,391
            2011                      4,178,432
                                   ------------
                                   $ 11,334,823

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As determined on August 31, 2003, post-October capital losses of $14,890,555 attributed to security transactions were deferred to September 1, 2003.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Effective April 15, 2004, Highland Capital Management, L.P. ("Highland") is the investment advisor to the Fund. Prior to April 15, 2004, Columbia Management Advisors, Inc. ("Columbia") was the investment advisor to the Fund. Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), however effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"), see Note 11.

For the period ended February 29, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

     AVERAGE DAILY NET ASSETS           FEE RATE
     -------------------------------------------
          First $1 billion                0.45%
          Next $1 billion                 0.40%
          Over $2 billion                 0.35%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets.

For the six months ended February 29, 2004, the Portfolio's annualized effective investment advisory fee rate was 0.45%.

ADMINISTRATION FEES

Columbia provides accounting and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Portfolio and the Fund, Columbia receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. For the six months ended February 29, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.032%. The Portfolio also pays additional fees for pricing services.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the six months ended February 29, 2004, the Fund's annualized effective transfer agent fee rate, exclusive of out-of-pocket fees, was 0.10%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended February 29, 2004, the Distributor has retained net underwriting discounts of $38,718 on sales of the Fund's Class A shares and received early withdrawal charges ("EWC") of $130,458 and $13,296 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.45% and 0.60% of the average sdaily net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (inclusive of allocated Portfolio expenses but exclusive of distribution and service fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

The Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 29, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $446,332,209 and $269,813,551, respectively.

NOTE 6. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15th day of March, June, September and December of each year, or the next business day if the 15th is not a business day, as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. The Fund may repurchase an additional amount of shares up to 2% of the shares outstanding on the Repurchase Request Deadline if the shareholders' offer for repurchase exceeds the Repurchase Offer Amount. For the six months ended February 29, 2004, there were two tender offers in September and December. For each tender, the Fund offered to repurchase 10% and 10%, respectively, of its shares, and 3.99% and 5.48%, respectively, of shares outstanding were tendered.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Portfolio invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Portfolio purchases a participation of a senior loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly. As such, the Portfolio assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Portfolio and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At February 29, 2004, the following sets forth the selling participants with respect to interests in senior loans purchased by the Portfolio on a participation basis.

                                       PRINCIPAL
SELLING PARTICIPANT                       AMOUNT                 VALUE
----------------------------------------------------------------------
Citibank:
   CSC Holdings, Inc., Revolver      $ 1,304,167           $ 1,278,097

 Goldman Sachs Credit Partners:
   Bridge Information Systems,
   Multi-Draw Term Loan                  525,154               210,062

NOTE 8. UNFUNDED LOAN COMMITMENTS

As of February 29, 2004, the Portfolio had unfunded loan commitments of $24,758,703, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

                                                   UNFUNDED
BORROWER                                         COMMITMENT
-----------------------------------------------------------
    Centennial Cellular                        $  2,250,000
    CSC Holdings, Inc.                              695,833
    Dobson Cellular Systems, Inc.                 1,250,000
    FHC Health Systems, Inc.                      3,214,286
    Noveon, Inc.                                    625,000
    Pinnacle Foods Holding Corp.                  5,614,679
    SBA Senior Finance, Inc.                        384,615
    Spectraguard Acquisition LLC                  1,333,333
    TV Guide, Inc.                                1,502,068
    Tyco International Group SA                   6,333,333
    United Rentals, Inc.                          1,555,556
                                               ------------
                                               $ 24,758,703

NOTE 9. LINE OF CREDIT

The Portfolio and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended February 29, 2004, the average daily loan balance outstanding on days where borrowings existed was $25,000,000 at a weighted average interest rate of 1.54%.

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 11. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA.

Effective 11:59 p.m. on April 15, 2004, Highland replaced Columbia as investment advisor to the Fund. Highland did so pursuant to an interim investment advisory agreement, which has been approved by the Board of Trustees of the Fund, pending shareholder approval of a longer-term agreement with Highland. The change in investment advisor will not impact the Fund's investment strategy. In connection with the change of investment advisor for the Fund, PFPC Distributors, Inc. replaced Columbia Funds Distributor, Inc. as distributor and principal underwriter of the Fund, effective April 16, 2004.

FINANCIAL HIGHLIGHTS

                                COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      (UNAUDITED)
                                    SIX MONTHS ENDED                                                                    PERIOD ENDED
                                       FEBRUARY 29,                         YEAR ENDED AUGUST 31,                         AUGUST 31,
                                          2004             2003            2002               2001           2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Total return                            8.14(b)          11.68%(c)       (2.20)%             5.15%           8.73%          5.85%(b)
Operating expenses                      0.52%(d)(e)       0.57%(d)        0.55%(d)           0.53%(d)        0.55%          0.96%(e)
Interest expense                          -- (e)(f)         --(f)         0.03%                --              --             --
Net expense                             0.52%             0.57%           0.58%              0.53%           0.55%          0.96%
Net investment income                   4.76%(d)(e)       5.96%(d)        6.42%(d)(g)        8.94%(d)        9.26%          7.59%(e)
Portfolio turnover rate                   49%(b)            75%             70%                63%             21%            17%(b)


(a) From commencement of operations on December 17, 1998.
(b) Not annualized.
(c) Total return includes of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less that 0.01% on the Portfolio's return.
(d) The benefits derived from custody credits, and directed brokerage arrangements, if applicable, had an impact of less than 0.01%
(e) Annualized.
(f) Rounds to less than 0.01%.
(g) Effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on debt securities. The effect of this change for the year ended August 31, 2002, was to increase the ratio of net investment income to average net assets from 6.41% to 6.42%. Ratios and supplemental data for the periods prior to August 31, 2002 have not been reinstated to reflect this change in presentation.

                                             (UNAUDITED)
                                           SIX MONTHS ENDED                                                         PERIOD ENDED
                                             FEBRUARY 29,                    YEAR ENDED AUGUST 31,                    AUGUST 31,
CLASS A SHARES                                  2004               2003              2002              2001            2000(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $      9.29       $      8.83       $      9.62       $     10.00       $     10.05
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                           0.20              0.48              0.54(c)           0.81              0.71
Net realized and unrealized
gain (loss) allocated from Portfolio                0.50              0.46             (0.79)(c)         (0.37)            (0.05)
                                             -----------       -----------       -----------       -----------       -----------
Total from Investment Operations                    0.70              0.94             (0.25)             0.44              0.66
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.20)            (0.48)            (0.54)            (0.82)            (0.71)
From net realized gains                               --                --                --(d)             --(d)             --(d)
                                             -----------       -----------       -----------       -----------       -----------
Total Distributions Declared
to Shareholders                                    (0.20)            (0.48)            (0.54)            (0.82)            (0.71)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $      9.79       $      9.29       $      8.83       $      9.62       $     10.00
Total return (e)(f)                                 7.56%(g)         11.03%(h)         (2.67)%            4.56%             6.79%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net operating expenses                              1.15%(i)          1.15              1.15%             1.15%             1.15%(i)
Interest expense allocated
from Portfolio                                        --(i)(j)          --(j)           0.03%               --                --
Net expenses                                        1.15%(i)          1.15%             1.18%             1.15%             1.15%(i)
Net investment income                               4.10%(i)          5.39%             5.83%(c)          8.28%             8.53%(i)
Waiver/reimbursement                                0.15%(i)          0.28%             0.28%             0.18%             0.13%(i)
Net assets, end of period (000's)            $   163,022       $    97,924       $   108,583       $   138,058       $   147,209
--------------------------------------------------------------------------------------------------------------------------------


(a) Class A shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.82% to 5.83%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal charge.
(g) Not annualized.
(h) Total return includes of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A Shares return.
(i) Annualized.
(j) Rounds to less than 0.01%.

                                             (UNAUDITED)
                                           SIX MONTHS ENDED                                                         PERIOD ENDED
                                             FEBRUARY 29,                    YEAR ENDED AUGUST 31,                    AUGUST 31,
CLASS B SHARES                                  2004               2003              2002              2001            2000(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $      9.29       $      8.83       $      9.62       $     10.00       $     10.05
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                           0.18              0.45              0.51(c)           0.77              0.67
Net realized and unrealized
gain (loss) allocated from Portfolio                0.50              0.46             (0.79)(c)         (0.37)            (0.05)
                                             -----------       -----------       -----------       -----------       -----------
Total from Investment Operations                    0.68              0.91             (0.28)             0.40              0.62
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.18)            (0.45)            (0.51)            (0.78)            (0.67)
From net realized gains                               --                --                --(d)             --(d)             --(d)
                                             -----------       -----------       -----------       -----------       -----------
Total Distributions Declared
to Shareholders                                    (0.18)            (0.45)            (0.51)            (0.78)            (0.67)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $      9.79       $      9.29       $      8.83       $      9.62       $     10.00
Total return (e)(f)                                 7.37%(g)         10.65             (3.02)%            4.19%             6.35%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net operating expenses                              1.50%(i)          1.50              1.50%             1.50%             1.50%(i)
Interest expense allocated from
Portfolio                                             --(i)(j)          --(j)           0.03%               --                --
Net expenses                                        1.50%(i)          1.50              1.53%             1.50%             1.50%(i)
Net investment income                               3.79%(i)          5.05              5.48%(c)          7.93              8.18%(i)
Waiver/reimbursement                                0.15%(i)          0.28              0.28%             0.18%             0.13%(i)
Net assets, end of period (000's)            $   184,613       $   163,448       $   174,707       $   195,891       $    83,695
--------------------------------------------------------------------------------------------------------------------------------


(a) Class B shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.47% to 5.48%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Not annualized.
(h) Total return includes of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B Shares return.
(i) Annualized.
(j) Rounds to less than 0.01%.

                                             (UNAUDITED)
                                           SIX MONTHS ENDED                                                         PERIOD ENDED
                                             FEBRUARY 29,                    YEAR ENDED AUGUST 31,                    AUGUST 31,
CLASS C SHARES                                  2004               2003              2002              2001            2000(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $      9.29       $      8.83       $      9.62       $     10.00       $     10.05
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                           0.17              0.44              0.50(c)           0.76              0.66
Net realized and unrealized
gain (loss) allocated from Portfolio                0.50              0.46             (0.79)(c)         (0.37)            (0.05)
                                             -----------       -----------       -----------       -----------       -----------
Total from Investment Operations                    0.67              0.90             (0.29)             0.39              0.61
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.17)            (0.44)            (0.50)            (0.77)            (0.66)
From net realized gains                               --                --                --(d)             --(d)             --(d)
                                             -----------       -----------       -----------       -----------       -----------
Total Distributions Declared
to Shareholders                                    (0.17)            (0.44)            (0.50)            (0.77)            (0.66)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $      9.79       $      9.29       $      8.83       $      9.62       $     10.00
Total return (e)(f)                                 7.29%(g)         10.48%(h)         (3.16)%            4.04%             6.20%(g)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net operating expenses                              1.65%(i)          1.65              1.65%             1.65%             1.65%(i)
Interest expense allocated from
Portfolio                                             --(i)(j)          --(j)           0.03%               --                --
Net expenses                                        1.65%(i)          1.65%             1.68%             1.65%             1.65%(i)
Net investment income                               3.59%(i)          4.88%             5.33%(c)          7.78              8.03%(i)
Waiver/reimbursement                                0.15%(i)          0.28%             0.28%             0.18%             0.13%(i)
Net assets, end of period (000's)            $   226,155       $   132,656       $   137,098       $   184,399       $    91,664
--------------------------------------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on November 2, 1999. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 5.32% to 5.33%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested and no early withdrawal charge.
(g) Not annualized.
(h) Total return includes of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C Shares return.
(i) Annualized.
(j) Rounds to less than 0.01%.

                                               (UNAUDITED)
                                             SIX MONTHS ENDED
                                                FEBRUARY 29,                           YEAR ENDED AUGUST 31,
CLASS Z SHARES                                    2004                2003            2002              2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     9.29         $     8.83      $     9.62        $    10.00
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                             0.21               0.50            0.57(c)           0.84
Net realized and unrealized gain
(loss) allocated from Portfolio                       0.50               0.47           (0.78)(c)         (0.37)
                                                ----------         ----------      ----------        ----------
Total from Investment Operations                      0.71               0.97           (0.21)             0.47
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.21)             (0.51)          (0.58)            (0.85)
In excess of net investment income                      --                 --              --                --
From net realized gains                                 --                 --              --(d)             --(d)
                                                ----------         ----------      ----------        ----------
Total Distributions Declared
to Shareholders                                      (0.21)             (0.51)          (0.58)            (0.85)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $     9.79         $     9.29      $     8.83        $     9.62
Total return (e)(f)                                   7.75%(g)          11.42%(h)       (2.33)%            4.89%
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net operating expenses                                0.80%(i)           0.80%           0.80%             0.80%
Interest expense allocated from
Portfolio                                               --(i)(j)           --(j)         0.03%               --
Net expenses                                          0.80%(i)           0.80%           0.83%             0.80%
Net investment income                                 4.45%(i)           5.53%           6.18%(c)          8.63
Waiver/reimbursement                                  0.15%(i)           0.28%           0.28%             0.18%
Net assets, end of period (000's)               $  103,241         $   31,055      $   13,236        $   11,662
---------------------------------------------------------------------------------------------------------------

                                                                   PERIOD ENDED
                                                                    AUGUST 31,
CLASS Z SHARES                                     2000              1999(a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    10.07         $    10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                             0.87               0.47
Net realized and unrealized gain
(loss) allocated from Portfolio                      (0.07)              0.07
                                                ----------         ----------
Total from Investment Operations                      0.80               0.54
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.87)             (0.47)
In excess of net investment income                      --                 --(d)
From net realized gains                                 --(d)              --
                                                ----------         ----------
Total Distributions Declared
to Shareholders                                      (0.87)             (0.47)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $    10.00         $    10.07
Total return (e)(f)                                   8.23%              5.43%(g)
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net operating expenses                                0.80%              1.30%(i)
Interest expense allocated from
Portfolio                                               --                 --
Net expenses                                          0.80%              1.30%(i)
Net investment income                                 8.94%              7.10%(i)
Waiver/reimbursement                                  0.39%             55.49%(i)
Net assets, end of period (000's)               $    6,845         $      893
-------------------------------------------------------------------------------


(a) From commencement of operations on December 17, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, to the net investment income and net realized and unrealized loss per share was less than $0.01, and increased the ratio of net investment income to average net assets from 6.17% to 6.18%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01 per share.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) Total return includes of a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z Shares return.
(i) Annualized.
(j) Rounds to less than 0.01%.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                     COLUMBIA FLOATING RATE FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Floating Rate Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                     COLUMBIA FLOATING RATE FUND

                       LARGE GROWTH      Columbia Common Stock
                                         Columbia Growth
                                         Columbia Growth Stock
                                         Columbia Large Cap Growth
                                         Columbia Tax-Managed Growth
                                         Columbia Tax-Managed Growth II
                                         Columbia Young Investor

                        LARGE VALUE      Columbia Disciplined Value
                                         Columbia Growth & Income
                                         Columbia Large Cap Core
                                         Columbia Tax-Managed Value

                      MIDCAP GROWTH      Columbia Acorn Select
                                         Columbia Mid Cap Growth
                                         Columbia Tax-Managed Aggressive Growth

                       MIDCAP VALUE      Columbia Dividend Income
                                         Columbia Mid Cap
                                         Columbia Strategic Investor

                       SMALL GROWTH      Columbia Acorn
                                         Columbia Acorn USA
                                         Columbia Small Company Equity

                        SMALL VALUE      Columbia Small Cap
                                         Columbia Small-Cap Value

                           BALANCED      Columbia Asset Allocation
                                         Columbia Balanced
                                         Columbia Liberty Fund

                          SPECIALTY      Columbia Real Estate Equity
                                         Columbia Technology
                                         Columbia Utilities

               TAXABLE FIXED-INCOME      Columbia Contrarian Income
                                         Columbia Corporate Bond
                                         Columbia Federal Securities
                                         Columbia Fixed Income Securities
                                         Columbia High Yield
                                         Columbia High Yield Opportunities
                                         Columbia Income
                                         Columbia Intermediate Bond
                                         Columbia Intermediate Government Income
                                         Columbia Quality Plus Bond
                                         Columbia Short Term Bond
                                         Columbia Strategic Income

                      FLOATING RATE      Columbia Floating Rate
                                         Columbia Floating Rate Advantage

                         TAX EXEMPT      Columbia High Yield Municipal
                                         Columbia Intermediate Tax-Exempt Bond
                                         Columbia Managed Municipals
                                         Columbia National Municipal Bond
                                         Columbia Tax-Exempt
                                         Columbia Tax-Exempt Insured

            SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                         Columbia Connecticut Intermediate
                                          Municipal Bond
                                         Columbia Connecticut Tax-Exempt
                                         Columbia Florida Intermediate Municipal
                                          Bond
                                         Columbia Massachusetts Intermediate
                                          Municipal Bond
                                         Columbia Massachusetts Tax-Exempt
                                         Columbia New Jersey Intermediate
                                          Municipal Bond
                                         Columbia New York Intermediate
                                          Municipal Bond
                                         Columbia New York Tax-Exempt
                                         Columbia Oregon Municipal Bond
                                         Columbia Pennsylvania Intermediate
                                          Municipal Bond
                                         Columbia Rhode Island Intermediate
                                          Municipal Bond

                       MONEY MARKET      Columbia Money Market
                                         Columbia Municipal Money Market

               INTERNATIONAL/GLOBAL      Columbia Acorn International
                                         Columbia Acorn International Select
                                         Columbia Europe
                                         Columbia Global Equity
                                         Columbia International Stock
                                         Columbia Newport Asia Pacific
                                         Columbia Newport Greater China
                                         Columbia Newport Tiger

                        INDEX FUNDS      Columbia Large Company Index
                                         Columbia Small Company Index
                                         Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

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[GRAPHIC]

eDELIVERY

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA FLOATING RATE FUND SEMIANNUAL REPORT, FEBRUARY 29, 2004

                                                                    PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  HOLLISTON, MA
                                                                   PERMIT NO.20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                761-03/320R-0204 (04/04) 04/0803

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable at this time.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Floating Rate Fund
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           May 6, 2004
    ------------------------------------------------------------------------